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                               OPERATING AGREEMENT
                                       OF
                               LOCAL FIBER, L.L.C.



                            Dated as of June 19, 1996

                           A LIMITED LIABILITY COMPANY
                           ORGANIZED UNDER THE LAWS OF
                              THE STATE OF NEW YORK
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             LIMITED LIABILITY COMPANY OPERATING AGREEMENT
                                   OF
                           LOCAL FIBER, L.L.C

      This Limited Liability Company Operating Agreement of Local Fiber, L.L.C., a limited liability company organized pursuant to the New York Limited Liability Company Law, is entered into and shall be effective as of the Effective Date, by and among the Company and the persons executing this Agreement.

                                    ARTICLE 1
                                   DEFINITIONS

      For purposes of this Agreement (as defined below), unless the context clearly indicates otherwise, the following terms shall have the following meanings:

      1.1 Act. The New York Limited Liability Company Law and all amendments to the Act.

      1.2 Additional Contribution. An additional Capital Contribution payable by the Members to the Company pursuant to Article 9.

      1.3 Affiliate. Any Person that, directly or indirectly, through one or more intermediaries, controls or is under common control with or is controlled by another Person.

      1.4 Agreement. This Limited Liability Company Operating Agreement including all schedules and amendments adopted in accordance with the Agreement and the Act.

      1.5 Articles. The Articles of Organization of the Company, as amended from time to time, and filed with the Department of State of the State of New York.

      1.6 Assignee. A transferee of a Membership Interest who has not been admitted as a Substitute Member.

      1.7 Business Day. Any day other than Saturday, Sunday or any legal holiday observed in the State of New York.

      1.8 Capital Account. The account maintained for a Member or Assignee determined in accordance with Article 9.

      1.9 Capital Contribution. Any contribution of Property or services made by or on behalf of a Member or Assignee.

      1.10 Class A Member. A Person executing this Agreement as a Class A Member or a Substitute Member succeeding to the interest of a Class A Member pursuant to the terms of this Agreement.


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      1.11 Class B Member. A Person executing this Agreement as a Class B Member or a Substitute Member succeeding to the interest of a Class B Member pursuant to the terms of this Agreement.

      1.12 Code. The Internal Revenue Code of 1986, as amended from time to time or corresponding provisions of subsequent superseding Federal revenue Laws.

      1.13 Commitment. The Capital Contributions that a Member is obligated to make, including a Member's Initial Capital Contribution and any Additional Contribution of a Member.

      1.14 Company. The company named at the beginning of this Agreement, a limited liability company formed under the laws of the State of New York, and any successor thereto.

      1.15 Control. Person A controls Person B if (a) A holds 50% or more of the outstanding voting securities of Person B, (b) A has the right to 50% or more of the profits of B, (c) A has the right, in the event of the dissolution of B, to 50% or more of the assets of B or (d) A has the contractual power to designate 50% or more of the directors (or individuals exercising similar functions) of B.

      1.16 Default Interest Rate. The prime rate published by the Wall Street Journal for the last Business Day on which a Commitment is payable.

      1.17 Delinquent Member. A Member who has failed to meet the Commitment of that Member.

      1.18 Dissociation. Any action or event which causes a Person to cease to be a Member as described in Article 15 hereof.

      1.19 Dissolution Event. Any event which results in the dissolution of the Company under Article 16.

      1.20 Distribution. A transfer of Property to a Member on account of a Membership Interest as described in Article 11.

      1.21 Effective Date. The date of filing of the Articles of Organization or such other date as set forth in the Articles of Organization.

      1.22 Fiscal Year. The calendar year, unless otherwise changed by the Management Board.

      1.23 Initial Capital Contribution. The Capital Contribution agreed to be made by each Class A Member as described on Schedule A and the Capital Contribution of the Class B Member as described on Schedule B.


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      1.24 Management Right. The right of a Member to participate in the management of the Company, to vote on any matter, and to grant or to withhold consent or approval of actions of the Company.

      1.25 Member. A person executing this agreement either as a Class A Member or Class B Member.

      1.26 Membership Interest. The rights of a Member in the Company, including the right to Distributions (liquidating or otherwise) and allocations of the profits, losses, gains, deductions, and credits of the Company, and, to the extent permitted by this Agreement, to possess and exercise Management Rights.

      1.27 Organization. A Person other than a natural person, including without limitation corporations (both non-profit and other corporations), partnerships (both limited and general), joint ventures, limited liability companies, business trusts and unincorporated associations, but the term does not include joint tenancies and tenancies by the entirety.

      1.28 Percentage Interest. With respect to any Member, the percentage interest set forth opposite such Member's name on Schedule A hereto, as such Schedule may be amended from time to time in accordance with the terms hereof.

      1.29 Person. An individual, trust, estate, or any Organization.

      1.30 Principal Office. The Principal Office of the Company set forth in
Section 2.6.

      1.31 Property. Any property, real or personal, tangible or intangible, including money, and any legal or equitable interest in such property, but excluding services and promises to perform services in the future.

      1.32 Qualified Public Offering. Qualified Public Offering shall mean an underwritten public offering or offerings of the Company's securities under one or more effective registration statements under the Securities Act which results in aggregate cash proceeds being received by the Company of at least $5,000,000 exclusive of underwriting discounts as a result of which such securities are listed or admitted to trading on a securities exchange or quoted by NASDAQ.

      1.33 Schedule A. Schedule A to this Agreement setting forth the name, address, Percentage Interest and Initial Capital Contribution of each Class A Member and Class B Member.

      1.34 Substitute Member. An Assignee who has been admitted to all of the rights of membership pursuant to Section 13.3 of the Agreement.

      1.35 Tax Regulations. The Federal income tax regulations promulgated by the United States Treasury Department under the Code as such Tax Regulations may be


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amended from time to time. All references herein to a specific section of the
Tax Regulations shall be deemed also to refer to any corresponding provision of succeeding Tax Regulations.

      1.36 Term. The term of this Agreement as set forth in Section 2.4.

                                    ARTICLE 2
                                    FORMATION

      2.1 Organization. The Members hereby organize the Company, a New York limited liability company, pursuant to the provisions of the Act.

      2.2 Agreement For and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members executing the Agreement hereby agree to the terms and conditions of the Agreement, as it may from time to time be amended in accordance herewith. It is the express intention of the Members that the Agreement shall be the sole source of agreement of the parties, and, except to the extent a provision of the Agreement expressly incorporates federal income tax rules by reference to sections of the Code or Tax Regulations or is expressly prohibited or ineffective under the Act, the Agreement shall govern, even when inconsistent with, or different than, the provisions of the Act or any other law or rule. To the extent any provision of the Agreement is prohibited or ineffective under the Act, the Agreement shall be deemed to be amended to the least extent necessary in order to make the Agreement effective under the Act. In the event the Act is subsequently amended or interpreted in such a way to make any provision of the Agreement that was formerly invalid valid, such provision shall be considered to be valid from the effective date of such interpretation or amendment.

      2.3 Name. The name of the Company is the name set forth at the beginning of this Operating Agreement, and all business of the Company shall be conducted under that name.

      2.4 Term. The Company shall be dissolved and its affairs wound up in accordance with the Act and the Agreement after a period of twenty years beginning on the Effective Date and ending on December 20, 2016 (the "Term"),unless such Term shall be extended by amendment to the Agreement and the Articles, or unless the Company shall be sooner dissolved and its affairs wound up in accordance with the Act or the Agreement.

      2.5 Registered Agent and Office. The registered agent for the service of process and the registered office shall be that Person and location reflected in the Articles. The Members, may, from time to time, change the registered agent or office through appropriate filings with the Department of State of New York. In the event the registered agent ceases to act as such for any reason or the registered office shall change, the Members shall promptly designate a replacement registered agent or file a notice of change of address as the case may be.


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      2.6 Principal Office. The Principal Office of the Company shall be located at: New York.

      2.7 Publication. Within 120 days after the Effective Date, the Members shall cause a notice containing the substance of the Articles, in the form required by the Act, to be published once in each week for six successive weeks in two newspapers of the county in which the Principal Office is located.

                                    ARTICLE 3
                           PURPOSE; NATURE OF BUSINESS

      The business purpose of the Company is to engage in the provision of switched local telecommunications and switched data communication services throughout New York City and New Jersey. The Company shall provision local telephone exchange networks utilizing modern switching system technology, which will enable the Company to offer various services which may include Intralata and Interlata long distance service, wireless services, wholesale service including terminating access and 1 + access, switching, basic telephone, Centrex, frame relay, ATM, direct inward dialing, direct outward dialing, Lan Interconnection, Ethernet, Token Ring, FDD1, and switching for PCS companies, provided however, that the Company shall not directly or indirectly, sublease, condo, sublicense or wholesale to any third party dark fiber. The term "dark fiber" means fiber optic cable that is not connected to electronic transmission systems.

      The Company shall have the authority to do all things necessary or convenient to accomplish its purpose and operate its Business as described in this Article 3.

      The Members shall cause the Company to be qualified, formed, reformed or registered under assumed or fictitious name statutes or similar laws in any jurisdiction, if such qualification, formation, reformation or registration is necessary or appropriate in order to protect the limited liability of the Members or to permit the Company lawfully to transact business.

                                    ARTICLE 4
                             ACCOUNTING AND RECORDS

      4.1 Financial and Tax Reporting. The Company shall prepare its financial statements in accordance with generally accepted accounting principles as from time to time in effect and shall prepare its income tax information returns using such methods of accounting as the Management Board deems necessary or appropriate under the Code and Tax Regulations.

      4.2 Records to be Maintained. The Company shall maintain the following records at the Principal Office:


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      (a) a current list of the full name, set forth in alphabetical order, and last known mailing address of each Member. together with the information set forth on Schedule A relating to each Member's Initial Capital Contribution and Percentage Interest:

      (b) a copy of the Articles and all amendments thereto, together with executed copies of any powers of attorney pursuant to which the Articles or any such amendment has been executed;

      (c) a copy of the Company's federal, state and local income or information tax returns and reports for the three most recent Fiscal Years;

      (d) a copy of this Agreement including all amendments hereto; and

      (e) the Company's books and records, including financial statements of the Company, which shall be open to inspections by the Members or their agents at reasonable times.

      4.3 Reports to Members. The Company shall provide reports, including a balance sheet, statement of profit and loss and changes in Members' accounts, and a statement of cash flows, at least quarterly to the Members at such time and in such manner as the Management Board may determine reasonable provided such information shall be provided not later than 30 days after the end of each quarter and 90 days after the end of each Fiscal Year.

      4.4 Tax Returns and Reports. The Company shall prepare and deliver to each Member within 60 days after the expiration of each Fiscal Year, and at the expense of the Company, all information returns and reports required by the Code and Tax Regulations, and all Company information necessary for the preparation of the Members' respective federal income tax returns reflecting each Member's distributive share of Company items.

      4.5 Certified Public Accountant of the Company. The initial firm of certified public accountants which shall advise the Company as to its accounting and fiscal matters shall be Mendelsohn, Kary, Bell & Natoli, P.C. The Management Board, in its sole discretion, shall have the right to remove such firm or any successor to such firm, and to select another firm if, the Management Board deems it to be in the best interest of the Company.

                                    ARTICLE 5
                         NAMES AND ADDRESSES OF MEMBERS

      The names and addresses of the Class A Members and Class B Members are as stated on Schedule A hereto.


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                                    ARTICLE 6
                          RIGHTS AND DUTIES OF MEMBERS

      6.1 Representations and Warranties; Breach.

      (a) Each Member hereby severally represents and warrants to the Company and to each other Member as follows:

      (i) Authorization. If such Member is an Organization, that it is duly organized, validly existing and in good standing under the law of its state of organization and has full organizational power and authority to execute and deliver this Agreement and to perform its obligations hereunder and all organizational actions necessary for the due authorization, execution, delivery and performance by that Member of this Agreement have been duly taken;

      (ii) Compliance With Other Instruments; Enforceability. Such Member's execution, delivery and performance of this Agreement do not conflict with any other agreement or arrangement to which such Member is a party or by which such Member is bound. This Agreement has been duly authorized by such Member and, upon execution and delivery thereof, will constitute the legal, valid and binding obligation of such Member, enforceable against such Member in accordance with its terms;

      (iii) Purchase Entirely for Own Account. Such Member is acquiring its or his Membership Interest for such Member's own account for investment purposes only and not with a view to or for the resale, distribution, subdivision or fractionalization thereof and has no contract, understanding, undertaking, agreement or arrangement of any kind with any Person to sell, transfer or pledge to any Person its or his interest or any part thereof nor does such Member have any plans to enter into any such agreement;

      (iv) Investment Experience. By reason of such Member's business or financial experience, such Member has the capacity to protect such Member's interests in connection with the transactions contemplated hereunder, is able to bear the risks of an investment in the Company, and at the present time could afford a complete loss of such investment;

      (v) Disclosure of Information. Such Member is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company, its present and prospective business to reach an informed and knowledgeable decision to acquire an interest in the Company; and

      (vi) Federal and State Securities Laws. The Member acknowledges that the Membership Interests have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws, inasmuch as they are being acquired in a transaction not involving a public offering and, under such laws, may not be resold or transferred by the Member without appropriate registration or the


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availability of an exemption from such requirements; in this connection, the
Member represents that it is familiar with Regulation D under the 1933 Act, as presently in effect, and understands the resale limitations imposed by the 1933 Act and the regulations promulgated thereunder.

      6.2 Management Rights. The property, business and affairs of the Company shall be managed by a management board (the "Management Board"), consisting of each Member, acting exclusively in such Member's capacity as a Member of the Company, to the extent that any such Member determines to participate as a member of the Management Board. Each such Member shall designate a representative to the Management Board by filing with the Secretary of the Company a certificate certifying that the Member has taken all necessary corporate action to appoint and authorize the named representative to serve as the Member's Management Board representative. The presence in person or by telephone conference of a majority of the Members shall constitute a quorum for action at any meeting of the Management Board. Each Class A Member of the Management Board shall have two votes on each matter within the jurisdiction of the Management Board and each Class B Member shall have one vote on each matter within the jurisdiction of the Management Board, and Management Board action shall be taken by majority vote at a Management Board meeting at which a quorum is present.

      Management Board representatives may be removed with or without cause by the Member who appointed him/her, or for cause by a vote of the Management Board, provided that a representative to be removed for cause shall be given reasonable notice of the reasons for the proposed removal and an opportunity to be heard before a removal vote is taken. Cause for removal includes, but is not limited to, repeated failure to attend meetings, conflicts of interest and repeated failure to fulfill obligations hereunder. Any vacancy created by removal of a representative as provided herein shall be filled by the Member who originally appointed the representative so removed.

      Each representative on the Management Board shall perform his duties in good faith, in a manner he reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A representative shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud or willful misconduct.

      The Management Board shall have the authority to enter into contracts on behalf of the Company with any related party, including, without limitation any Member, any Affiliate of any Member, or any corporation or partnership in which any Member and/or any Affiliate of any Member may have an interest as shareholder or partner, or any corporation of which such Member may be an officer or director, provided that the terms of such contracts are reasonable and fair to the Company.


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      6.3 Meetings.

      (a) Generally; Regular Meetings. The Management Board may hold meetings, both regular and special, either within or without the State of New York. The meetings may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Management Board, or as shall be specified in a written waiver signed by all of the Management Board representatives. Regular meetings of the Management Board may be held without notice at such time and at such place as shall from time to time be determined by the Management Board.

      (b) Special Meetings. Special meetings of the Management Board may be called by the President on two days' notice to each Management Board representative by mail or 24 hours' notice to each Management Board representative either personally or by telecopier; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two Management Board Members.

      (c) Action without Meeting. Any action required or permitted to be taken at any meeting of the Management Board may be taken without a meeting, without prior notice and without a vote, if the requisite number of Management Board representatives required for such action consent thereto in a writing setting forth the action taken and executed and dated by each such Management Board representative, and the writing or writings are filed with the minutes of proceedings of the Management Board's meetings; provided, that prompt notice of the taking of any action without a meeting by less than unanimous written consent shall be given to those Management Board representatives who have not consented thereto in writing but who would have been entitled to vote thereon had such action been taken at a meeting.

      (d) Telephonic Meetings. Management Board representatives may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

      6.4 Amendment of Agreement The Management Board shall have the duty and authority to amend this Agreement as and to the extent necessary to reflect any and all changes or corrections necessary or appropriate as a result of any action taken by the Management Board in accordance with the terms of this Agreement.

      6.5 Indemnification. A Member shall indemnify the Company for any costs or damages incurred by the Company as a result of any unauthorized action by such Member acting as a Member.

      6.6 Member's Standard of Care. Each Member shall discharge such Member's duties to the Company and to the other Members in good faith and with that degree


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of care that an ordinarily prudent person in a like position would use under similar circumstances.

      6.7 Reliance on Records and Books of Account.

      (a) In discharging his or its duties, a Member (or any representative of a Member performing services for the Company) shall be fully protected in relying in good faith upon the records required to be maintained under Article 4 hereof and upon such information, opinions, reports or statements, including financial statements and other financial data, in each case presented or prepared by (i) one or more agents or employees of the Company, (ii) counsel, public accountants or other Persons as to matters that the Member believes to be within such Person's professional or expert competence, or (iii) a class of Members or Persons duly designated in accordance with this Agreement, as to matters within its designated authority, which class the Member believes to merit confidence, so long as in so relying such Member shall be acting in good faith, but such Member shall not be considered to be acting in good faith if such Member has knowledge concerning the matter in question that would cause such reliance to be unwarranted.

      (b) The records and other information upon which a Member may rely include information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company or any other facts pertinent to the existence and amount of assets from which Distributions to Members might properly be paid.

      6.8 Liability of Member for Management Duties. A Member (or any representative of a Member performing services for the Company) who so performs such Member's duties in accordance with this Article 6 shall have no liability by reason of having exercised such management powers and responsibilities.

                                    ARTICLE 7
                                     NOTICES

      7.1 Delivery of Notices. Whenever, under the provisions of the Act, the Articles or this Agreement, notice is required to be given to any Member or representative to the Management Board, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Member at his address as it is set forth on Schedule A or Schedule B or representative at such address as maintained in the records of the Company, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be given to a company, the business of which includes the provision of courier delivery services. Notice to Members or to a representative may also be given by telecopier. Any Member or representative may require notices to be sent to a different address by giving notice to the other Members and the Company in accordance with this Section 7.1.


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      7.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of the Act, the Articles or this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE 8
                                    OFFICERS

      8.1 Required Officers. The officers of the Company shall be elected by the Management Board and shall include a President, a Secretary and a Treasurer. The Management Board may also elect one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless this Agreement otherwise provides.

      8.2 Compensation of Officers. The compensation of all officers, employees and agents of the Company shall be fixed by the Management Board provided that compensation of any single employee shall not exceed $150,000 annually without unanimous vote of the Management Board.

      8.3 Term of Office. The officers of the Company shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected or appointed by the Management Board as provided herein may be removed at any time, and the vacancy created by such removal filled, by the Management Board.

      8.4 Duties of President. The President shall be the chief executive officer of the Company and shall preside at all meetings of the Management Board. He shall have general and active management of the day to day business and affairs of the Company and shall see that all orders and resolutions of the Management Board are carried into effect.

      8.5 Duties of Vice President. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Management Board, or in the absence of any designation, then in the order of their election), if any, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Members may from time to time prescribe.

      8.6 Duties of Secretary. The Secretary shall attend all meetings of the Management Board and record all the proceedings of the meetings of the Management Board in a book to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the Management Board and special meetings of the Management Board, and shall perform such other duties as may be prescribed by the Management Board, the Members. or the President.


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      8.7 Duties of Assistant Secretary. The Assistant Secretary, or, if there be more than one, the Assistant Secretaries in the order determined by the Management Board as provided herein (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Management Board, the Members, President or the Secretary may from time to time prescribe.

      8.8 Duties of Treasurer. The Treasurer shall be the Chief Financial Officer of the Company and shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Management Board. The Treasurer shall disburse the funds of the Company as may be ordered by the Management Board, taking proper vouchers for such disbursements, and shall render to the President and the Management Board, at its regular meetings, or when the Members so require, an account of all his transactions as Treasurer and of the financial condition of the Company. If required by the Members or the Management Board, the Treasurer shall give the Company a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Members or the Management Board for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

      8.9 Duties of Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Management Board as provided herein (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Management Board or the Members may from time to time prescribe.

                                    ARTICLE 9
                       CONTRIBUTIONS AND CAPITAL ACCOUNTS

      9.1 Admission to Company. The effective date of admission of a Member to the Company shall be the date on which it makes its Initial Capital Contribution to the Company and executes this Agreement or on which it becomes a Substitute Member pursuant to Section 13 hereof.

      9.2 Initial Capital Contributions of the Members. On the date of this Agreement, (i) each Class A Member shall make the Initial Capital Contribution set forth opposite such Class A Member's name on Schedule A hereto in exchange for its Membership Interest and (ii) in connection with the transactions contemplated


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hereby, the Class A Members have requested that National Fiber Network, Inc.
("NFN") enter into a License Agreement with the Company in the form annexed hereto as Exhibit 1 (the "License Agreement"), and as an inducement therefor, the Class A Members (pro rata among themselves) are making an Initial Capital Contribution in the name and on behalf of NFN in the amount set forth opposite NFN's name on Schedule A hereto in exchange the Membership Interest herein being granted to NFN.

      9.3 No Further Contributions or Loans. The liability of the Members to the Company is limited to their Initial Capital Contributions as specified in Schedule A hereto, as it may be amended from time to time in accordance with the terms of this Agreement. No additional Capital Contributions, or other funds, whether by way of contribution of capital, loan or otherwise, shall be required of any Member except by unanimous agreement of the Members, and except that the Class A Members shall use their reasonable efforts to provide such additional financing for the Company as may be reasonably necessary to permit the Company to implement its business plans. No interest shall accrue on any Capital Contribution and no Member shall have the right to withdraw or be repaid any Capital Contribution except as provided in this Agreement.

      9.4 Additional Members. Additional Persons may be admitted to the Company as Members from time to time and Interests may be created and issued to those Persons and to existing Members in the sole discretion of the Management Board, subject to the provisions and restrictions contained herein.

      9.5 Dilution. Notwithstanding the provisions of Section 9.3 and 9.4, until such time as the Company shall have completed a Qualified Public Offering, the Percentage Interest of the Class B Member shall not be diluted, adjusted or otherwise modified by any action undertaken by the Company, including the addition of any new Members or the contribution of additional capital by the Class A Members; provided, however, that nothing contained in this Section 9.5 shall prohibit the consummation of any public offering of securities of the Company which the Management Board may, at any time, determine to undertake.

      9.6 Rights in the Event of Breach or Violation of License Agreement. In the event of the breach or violation of the License Agreement by NFN, the Management Board shall give written notice of such breach or violation to NFN, and NFN shall have ten business days within which to cure any such breach or violation to the reasonable satisfaction of the Management Board; provided, however, that in the event such breach or violation can not, in the good faith determination of NFN (as evidenced by a resolution of its board of directors), be cured by NFN within such ten business day period, NFN shall immediately and diligently attempt to cure such breach or violation and shall use its best efforts to effect such cure, to the reasonable satisfaction of the Management Board, in any event within sixty business days after receipt of the foregoing written notice. In the event that NFN shall fail to cure such breach or violation within such ten business day period or sixty business day, as the case may be, then, in such event, the Management Board may take such action as it deems appropriate, including, but not limited to, (a) seeking any remedies available under the Act or applicable law, (b) enforcing the License Agreement in a court of appropriate jurisdiction in the State in which the Principal Office is located or the State of NFN's address as reflected in this Agreement or (c) requiring NFN to forfeit its Percentage Interest and capital account, which Percentage Interest and capital account shall be transferred to the other Members according to their respective pro rata shares; provided, however, that in the event the Management Board shall determine to require such forfeiture, such remedy shall be the Company's sole and exclusive remedy with respect to any such breach or violation. Each Member expressly agrees to the jurisdiction of such courts but only for purposes of such enforcement.

      9.7 Capital Account. The Company shall maintain a separate capital account (a "Capital Account") for each Member in accordance with the Tax Regulations promulgated pursuant to Section 704(b) of the Code. Without limiting the foregoing, a Member's initial Capital Account shall be increased (without duplication) by (i) the amount of any cash contributions made by or on behalf of such Member to the Company, (ii) the agreed value of any property contributed by or on behalf of such Member to the Company (net of any liabilities secured by such property that the Company is considered to assume or take subject to under Code Section 752), and (iii) the amount of all profits allocated to such Member pursuant to Section 10.1; and a Member's Capital Account shall be decreased by
(x) the amount of any losses allocated to such Member pursuant to Section 10.1 and (y) all amounts distributed by the Company to such Member with respect to its Membership Interest (including the agreed fair market value of any property distributed in kind, net of all liabilities secured by such property that such Member is considered to assume or take subject to under Code Section 752). Upon the occurrence of any event specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), the Management Board shall have the right to revalue the Capital Accounts of the Members in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f) (a "Revaluation"). In the event of a Revaluation, the Management Board shall, subject to the provisions of Section 9.5, apply the allocation provisions of this Agreement in a manner consistent with the terms thereof and the provisions of Code Sections 704(b) and 704(c) and the Treasury Regulations promulgated thereunder.

      9.8 Withdrawal; Successors. A Member shall not be entitled to withdraw any part of its Capital Account or to receive any distribution from the Company, except as specifically provided in the Agreement. In the event that any Membership Interest in the Company is transferred in accordance with the provisions hereof, the transferee of such interest shall succeed to that portion of the transferor's Capital Account attributable to such Membership Interest.

      9.9 Interest. No Member shall be entitled to interest on such Member's Capital Contribution or on any profits retained by the Company.

      9.10 Investment of Capital Contributions. The Capital Contributions of the Members shall be invested in demand, money market or time deposits, obligations, securities, investments or other instruments constituting cash equivalents, until such time as such funds shall be used for Company purposes. Such investments shall be made for the benefit of the Company.

      9.11 No Personal Liability. Members shall not have any personal liability for the repayment of any Capital Contributions of any Member.

                                   ARTICLE 10
                                   ALLOCATIONS

      10.1 Allocations of Profits and Losses. Subject to the next sentence, in each Fiscal Year, any items of income, expense, gain or loss as determined for Capital Account maintenance purposes shall be allocated among the Members in proportion to the Percentage Interest of each Member. Special allocations of specific items of income, gain, loss, or deduction may be required for any Fiscal Year as follows: (i) items of income and gain shall be allocated between the Members at such time and in such amounts as necessary to satisfy the "minimum gain chargeback" requirements of the Treasury Regulations promulgated under Code Section 704(b) (the "704(b) Regulations"); (ii) nonrecourse deductions attributable to a "partner nonrecourse liability" of the Company (as defined in the 704(b) Regulations) shall be allocated among the Members that bear the economic risk of loss for such partner nonrecourse liability in accordance with the ratios in which such Members share such economic risk of loss and in a manner consistent with the requirements of the 704(b) Regulations;
(iii) items of income, gain, loss and deduction shall be allocated to the extent required to satisfy the "qualified income offset" provisions of the 704(b) Regulations and (iv) in the event of a sale or other disposition of all or substantially all of the assets of the Company resulting in, or in connection with, the liquidation of the Company, or any merger or consolidation of the Company with and into another person, and in which the Company is not the surviving entity, the Class B Member shall be specially allocated items of income and gain in an amount equal to the "Catch-up Amount," which for this purpose shall be the product of (i) the excess, if any, of $2,300,000 over the amount of Capital Contributions made by the Class A Members to the Company through the date of such sale, other disposition, merger or consolidation, as the case may be, and (ii) the Percentage Interest of the Class B Member; provided, however, that (1) to the extent there are insufficient items of income and gain to support an allocation to the Class B Member of the entire Catch-up Amount, the Class A Members shall, as a group, be required to make a payment to the Class B Member in the amount of any such shortfall, which payment shall be treated for tax purposes as additional compensation to the Class B Member and
(2) the provisions of this clause (iv) shall not be applicable in connection with any sale, other disposition, merger or consolidation, as the case may be, undertaken by the Company in connection with an IPO (as defined) as contemplated by Article 18 until such time as any such IPO shall be consummated (or immediately prior thereto). In the event that the Class A Members or any of their respective affiliates shall, at any time, loan money to the Company, then, in such event, the Class A Members and their respective affiliates hereby agree to forego interest on the amount of the excess, if any, of $2,300,000 over the amount of Capital Contributions theretofore made by the Class A Members or such affiliates to the Company through the date of such loan or loans; provided that, in any event, any loan by any of the Class A Members or their affiliates shall be on terms which are no less favorable to the Company than could be obtained by the Company from an unaffiliated third party.

      10.2 Income Tax Allocations. For income tax purposes only, each item of income gain, loss and deduction of the Company shall be allocated among the Members in the same manner as its correlative item of "book" income, expense, gain or loss is allocated pursuant to Section 10.1 provided that any taxable income, gain, loss and expense attributable to contributed or revalued property shall be allocated among the Members so as to take into account any variation between the adjusted tax basis of the property to the Company and its fair market value at the time of contribution or revaluation in accordance with
Section 704(c) of the Code or the principles thereof, and any such allocations shall be made with reference to book income, gain, loss and expense.

      10.3 Authority to Modify Allocations. In the event that the Management Board determines, after consultation with competent tax counsel, that the allocations otherwise required pursuant to this Article 10 do not properly reflect the economic arrangement of the Members or do not comply with the requirements of Code Section 704(b) or (c), the Management Board shall be authorized to modify such allocations as appropriate to more properly reflect the economic arrangement of the Members or to comply with Code Section 704(b) or
(c). In the event that any Member shall object to such modification such member shall have the right to dispute the allocation by arbitration in accordance with
Article 17 of this Agreement. Any allocation pursuant to this Section 10.3 shall be deemed to be a complete substitute for any allocation otherwise provided for in the foregoing provisions of this Article 10, and shall be so designed so as to produce, as nearly as legally permissible, comparable economic consequences to the affected Members. No amendment of this Agreement shall be required for such allocation.

                                   ARTICLE 11
                       DISTRIBUTIONS PRIOR TO LIQUIDATION

      11.1 Distributions. Except as provided in Article 13 hereof in connection with the dissolution and liquidation of the Company, the Company may make distributions to the Members, in accordance with their Percentage Interests, out of available net cash flow at such times and in such amounts as the Management Board may determine in its sole and absolute discretion; provided, however, that for each taxable year, the Management Board shall distribute cash in an amount sufficient for each Member to pay any tax liability imposed on such Member's allocable share of the Company's taxable income (which tax liability shall be computed by the Management Board based on a hypothetical rate of 40%). Notwithstanding the foregoing, cash or other distributions of property of the Company available for distribution upon the dissolution and liquidation of the

Company (including cash received upon the sale or other disposition of the assets in anticipation of liquidation), shall be distributed as provided in accordance with the provisions of Article 13 hereof.

      11.2 Distributions in Kind. All Distributions shall be made in cash or cash equivalents unless the Members shall have approved a Distribution of assets in kind.

                                   ARTICLE 12
                                      TAXES

      12.1 Partnership Tax Status. The Members expect and intend that the Company shall be treated as a partnership for all federal income tax purposes and each Member individually, and the Members collectively, agree (i) that they will not on any federal, state, local or other tax return take, and shall not otherwise assert a position inconsistent with such expectation and intent or
(ii) do any act or thing which could cause the Company to be treated as other than a partnership for federal income tax purposes.

      12.2 Tax Matters Member. SMFS, Inc. shall be the Tax Matters Member of the Company pursuant to Section 6231(a)(7) of the Code. SMFS, Inc. shall not resign as the Tax Matters Member unless, on the effective date of such resignation, the Management Board has designated another Member as Tax Matters Member and such Member has given its consent in writing to its appointment as Tax Matters Member. The Tax Matters Member shall receive no additional compensation from the Company for its services in that capacity, but all expenses incurred by the Tax Matters Member in such capacity shall be borne by the Company. The Tax Matters Member is authorized to employ such accountants, attorneys and agents as it, in its sole discretion, determines is necessary to or useful in the performance of its duties. In addition, such Member shall serve in a similar capacity with respect to any similar tax related or other election provided by state or local laws.

      12.3 Elections. All elections of the Company for federal, state and local income and other tax purposes, and all material decisions with respect to the calculation of its taxable income and other applicable tax matters, shall be determined by the Management Board.

      12.4 Allocations upon Transfers of Membership Interests. If, during any Fiscal Year, a Member (the "Transferring Member") transfers all or any part of such Transferring Member's Membership Interest to another Person, which transfer is permitted by the terms of this Agreement, items of income and loss shall be allocated between the Transferring Member and the transferee in accordance with their respective holdings of such Membership Interest during the Fiscal Year using any method permitted by Section 706 of the Code as selected by the Management Board.

      12.5 Withholding Taxes. In the event that the Company is obligated to withhold and pay any taxes with respect to any Member, any tax required to be withheld may be withheld from any distribution otherwise payable to such Member, or in lieu thereof upon remittance to the appropriate tax authority may be charged to that Member's Capital Account as if the amount of such tax had been distributed to such Member.

                                   ARTICLE 13
                         TRANSFER OF MEMBERSHIP INTEREST

      13.1 Compliance with Securities Laws. No Membership Interest has been registered under the 1933 Act or under any applicable State securities laws. A Member may not transfer (a transfer, for purposes of this Agreement, shall be deemed to include. but not be limited to, any sale, transfer, assignment, pledge, creation of a security interest or other disposition) all or any part of such Member's Membership Interest, except upon compliance with the applicable Federal and state securities laws. The Members shall have no obligation to register any Member's Membership Interest under the 1933 Act or under any applicable State securities laws, or to make any exemption therefrom available to any Member.

      13.2 Transfer of Membership Interest and Admission of Substitute Member. Subject to the provisions of Section 13.7 below, a Membership Interest of any Member may not be transferred in whole or in part, and a transferee shall not have a right to become a Member unless the following terms and conditions have been satisfied:

      (a) All of the Class A Members shall have consented in writing to the transfer and substitution of the Class B Membership Interest, which consent may not be arbitrarily withheld by any such Member; and all of the Class A Members (other than the transferring Member) shall have consented in writing to the transfer and substitution of a Class A Membership Interest, which consent may be given or withheld by any such Member for any reason or no reason in its sole discretion; provided that in the case the non-transferring Class A Members do not represent at least a majority of the non-transferring Members, a transferee shall not have a right to become a Member without the consent of not less than a majority of the non-transferring Members, which consent may be given or withheld for no reason or any reason in their sole discretion. For this purpose, (x) majority shall mean any of a majority of the capital interests in the Company, a majority of the profits interests in the Company, and a majority determined on a per capita basis, and (y) any Member that is an Affiliate of the transferring Class A Member shall be disregarded;

      (b) The transferee shall have assumed in writing the obligations, if any, of the transferor to the Company, including the obligation to fulfill the pro rata portion of the transferor's then existing or subsequently arising Commitment allocable to the transferred Membership Interest or portion thereof; and

      (c) The transferor and the transferee shall have complied with such other requirements as the non-transferring Members may reasonably impose, including the conditions that the transferee:

      (i) adopt and approve in writing all the terms and provisions of the Agreement then in effect;

      (ii) pay such fees as may be reasonable to pay the costs of the Company in effecting such substitution; and

      (iii) obtain an opinion of counsel (which counsel and opinion shall be satisfactory to the Management Board) that the transfer will not cause a termination of the Company for tax purposes.

      13.3 Status of Transferee. A transferee of all or part of a Membership Interest who is not a Substitute Member shall be entitled only to receive that share of profits, losses and Distributions, and the return of Capital Contribution, to which the transferor would otherwise be entitled with respect to the Membership Interest transferred, and shall not have the rights of a Member of the Company under the Act or this Agreement including without limitation the right to obtain any information on account of the Company's transactions, to inspect the Company's books or to vote with the Members on, or to grant or withhold consents or approvals of, any matter. The Company shall, however, if a transferee and transferor jointly advise the Company in writing of a transfer of all or part of a Membership Interest, furnish the transferee with pertinent tax information at the end of each fiscal year.

      13.4 Dissolution, Termination, or Bankruptcy of a Member. Upon the dissolution, termination, or adjudication of bankruptcy of a Member (the "Incompetent Member"), such Member's successors, administrators, or other legal representatives shall have all the rights of the Incompetent Member for the purpose of administering such Member's property; provided, however, such successors, administrators, or other legal representatives shall not have the right to become a Substitute Member in the place of their predecessor in interest unless all of the other Members shall so consent as provided in Section
13.3 hereof.

      13.5 Dispositions not in Compliance with this Article Void. Any attempted transfer of a Membership Interest, or any part thereof, not in compliance with this Article shall be void ab initio and ineffectual and shall not bind the Company.

      13.6 Right of First Refusal Upon Proposed Transfer. Notwithstanding any provision herein to the contrary, (i) no Class A Member (the "Transferor") shall transfer its Membership Interest unless such Transferor first gives the other Class A Members and the Company prior written notice, the rights of first refusal granted hereunder are not exercised, and all other conditions of this
Section 13.7 are met; and (ii) the Class B Member shall not transfer its Membership Interest unless it shall first give notice to the Class A Members and the Company, the rights of first refusal granted hereunder are not exercised, and all other conditions of this Section 13.7 are met (any written notice given pursuant to clause (i) or (ii) being hereafter deemed an "Original Notice").

      (a) The Original Notice shall state the name, business and residential address of the proposed transferee (who shall be an unaffiliated, bona fide third party) and shall have attached any documentation related to the proposed sale, including the proposed sale price. The Original Notice shall include the names and addresses of the following: if the proposed transferee is (i) a corporation, the record and beneficial stockholders and the officers and directors of such corporation; (ii) a partnership, any limited partners and general partners of such partnership; (iii) a trust, the trustee and beneficiaries; and (iv) a limited liability company, the members of such limited liability company.

      (b) Within ten (10) days after receipt of the Original Notice, the Class A Members other than the Transferor (if the Transferor is a Class A Member) may elect to purchase the Membership Interest of the Transferor. The percentage interest of the Membership Interest a Member may purchase shall be determined by multiplying the Membership Interest by a fraction, the numerator of which is the percentage of Membership Interest owned by the Member and the denominator of which is the percentage of Membership Interests owned by all of the Members other than the Transferor; unless all of the other Members agree to purchase the offered Membership Interest in different proportions.

      (c) If the other Class A Members do not elect to purchase all of the offered Membership Interest by the end of the period described in Subsection (b) above, then not later than three (3) days after the end of such period the Company shall give the purchasing Members a second written notice. The second notice shall state the names of each of the Class A Members who elected to purchase, the percentage of Membership Interest that each of them elected to purchase and the percentage of Membership Interest that was not elected to be purchased within such period. Within ten (10) days after the date of the second notice, the purchasing Members may elect to purchase any or all of the remaining percentage of Membership Interest allocated in the manner described in Subsection (b) above.

      (d) Each of the purchasing Members shall evidence the election to purchase by written notice to the Transferor and the Company, specifying the percentage of Membership Interest to be purchased, and shall effect such purchase on the same terms and conditions as agreed to with the proposed transferee and reflected in the Original Notice.

      (e) If the other Members do not elect to purchase all of the offered Membership Interest within twenty-five (25) days after the date of the Original Notice, then the Transferor may transfer, all, or a portion, of its Membership Interest to the transferee on the terms and conditions set forth in the Original Notice provided the transferee executes a counterpart of this Agreement agreeing to be bound hereunder. After seventy-five (75) days from the date of the Original Notice, if the Membership Interest shall have not been transferred, all restrictions contained in this Agreement again shall apply to the Membership Interest, and any subsequent transfer of the Membership Interest shall be made only in compliance with this Agreement.

      (f) Commencing on the third anniversary date of the this Agreement and continuing for a period of 24 months thereafter, the Class B Members shall have the right to put its Membership Interest to the Company for the Fair Market Value of such interest as determined in accordance with this Article 13. The purchase price for the Membership Interest of the Class B Member shall be paid in eighteen consecutive and equal monthly installments commencing 30 days following the determination of the Fair Market Value of such interest as provided herein, each such installment to bear interest at the prime rate of Citibank as reported as of the first day of each such month.

      (g) As used herein, "Fair Market Value" shall mean the fair market value of the assets of the Company, including cash, property and goodwill, determined on a going concern basis, minus the sum of all liabilities of the Company reflected on the Company's most recent monthly financial statements exclusive of delinquent trade liabilities as determined by appraisal. If the selling and purchasing Members cannot agree upon the Fair Market Value of the Membership Interests within twenty (20) days of the notice of election to purchase, the selling or purchasing Members or the Company may refer the matter to appraisal in accordance with the following:

            (i) The parties shall endeavor in good faith to agree, within ten
            (10) days of the last day of the twenty (20) day period, upon a sole appraiser to conduct the appraisal. Such appraiser shall conduct an appraisal of the Fair Market Value of the Membership Interest within thirty (30) days of his/her selection, which appraisal shall be binding on the parties.

            (ii) If the parties cannot agree upon a sole appraiser within ten
            (10) days of the last day of the 20-day period referred to above, the Selling and Purchasing Member (or Purchasing Members. acting as a group) will each select an appraiser and the two appraisers will select a third appraiser. The three appraisers shall be known as the "Appraisal Panel". If either the selling or purchasing Member fail to elect an appraiser within the aforementioned ten (10) day period, the appraiser selected by the other party shall perform the appraisal within thirty (30) days and said appraisal shall be binding upon all of the parties.

            (iii) Each appraiser will be qualified by education, experience or training to render a decision in the matters submitted.

            (iv) If an Appraisal Panel is selected, within thirty (30) days of the selection of the third appraiser, each of the Selling Member's appraiser and the Purchasing Members' appraiser having conducted such investigation as they deem necessary regarding the valuation of the Company, will submit the Fair Market Value which it believes is accurate (the "Submitted Valuation"), to the third appraiser.

            (v) Within sixty (60) days after the third appraiser has received the Submitted Valuations (or immediately if the Submitted Valuations are within 10% of the Submitted Valuation which is greater), such appraiser will render a decision determining the Fair Market Value, as follows: if the Submitted Valuations are within ten percent (10%) of the Submitted Valuation which is the greater of the two, then the Fair Market Value shall be the average of the Submitted Valuations. If the Submitted Valuations diverge by more than ten percent (10%) of the Submitted Valuation which is the greater of the two, then the third appraiser shall determine the Fair Market Value by selecting one of the Submitted Valuations. The appraiser's decision shall be binding on the parties.

            All such valuations shall be determined in accordance with generally accepted accounting principles and any dispute as to the meaning of the phrase "generally accepted accounting principles" or its application in any circumstances or to any state of facts shall be referred to and conclusively determined by the Company's auditors. The Company shall pay for any appraisal conducted hereunder.

                                   ARTICLE 14
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

      14.1 Liability of Members.

      (a) No Member (or representative of any Member) shall be liable for any debts, obligations or liabilities of the Company or of other Members, whether arising in tort, contract or otherwise, solely by reason of being a Member, manager or agent or acting in such capacity or participating (as an employee, consultant, contractor or otherwise) in the conduct of the business of the Company.

      (b) No Member (or representative of any Member) who exercises management powers and responsibilities in respect of the Company shall be personally liable for damages for any breach of duty in such capacity; provided, however, that the provisions of this Section 14.1(b) shall not apply to the liability of any Member (i) if a judgment or other final adjudication adverse to such Member establishes (1) that such Member's acts or omissions were committed in bad faith or involved intentional misconduct or a knowing violation of the law, (2) that such Member personally gained in fact a financial profit or other advantage to which such Member was not legally entitled, or (3) that with respect to a distribution the subject of Section 508(a) of the Act, such Member's acts were not performed in accordance with Section 409 of the Act, or (ii) for any act or omission prior to the adoption of the provisions of this Section 14. l(b).

      14.2 Indemnification. The Company shall indemnify and hold harmless, and advance expenses to, any Member, or any testator or intestate of such Member (an "Indemnitee"), from and against any and all claims and demands whatsoever;

provided, however, that the Company shall not indemnify any Indemnitee, if a judgment or other final adjudication adverse to such Indemnitee establishes (a) that such Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonest and material to the cause of action so adjudicated or (b) that such Indemnitee personally gained in fact a financial profit or other advantage to which such Indemnitee was not legally entitled. The satisfaction of any indemnification and any holding harmless shall be from and limited to Company Property and the other Members shall not have any personal liability on account thereof.

                                   ARTICLE 15
                            DISSOCIATION OF A MEMBER

      15.1 Dissociation. A Person shall cease to be a Member upon the happening of any of the following events:

      (a) the withdrawal, retirement or expulsion of a Member;

      (b) the bankruptcy of a Member;

      (c) in the case of a Member that is a separate Organization other than a corporation, the dissolution and commencement of winding up of such separate Organization;

      (d) in the case of a Member that is a corporation, the filing of a certificate of dissolution, or its equivalent, for such corporation or the revocation of its charter;

      (e) the entry of a decree of judicial dissolution under Section 702 of the Act.

      15.2 Rights of Dissociating Member. In the event any Member dissociates in accordance with Section 15.1 of this Agreement prior to the expiration of the term of this Agreement:

      (a) if the Dissociation causes a dissolution and winding up of the Company under Article 16 of this Agreement, the Member shall be entitled to participate in the winding up of the Company to the same extent as any other Member except that, if such Dissociation results from a withdrawal of a Member in violation of this Agreement, any Distributions to which such Member would have been entitled shall be reduced by that portion of the damages, if any, sustained by the Company as a result of the Dissolution Event and winding up that is chargeable to the Capital Accounts of the other Members;

      (b) if the Dissociation does not cause a dissolution and winding up of the Company under Article 16 of this Agreement, the Company shall pay to the Member, within six months of such Dissociation, an amount to be determined in accordance with Section 15.2(c) hereof, to be paid over a period not to exceed five years together with interest at the minimum rate necessary to avoid the imputation of interest under the Code.

      (c) The amount to be paid to a Dissociating Member for such Member's Membership Interest shall be the Fair Market Value of such Member's interest in the Company as of the date of withdrawal determined in accordance with Section 13(f)

                                   ARTICLE 16
                           DISSOLUTION AND WINDING UP

      16.1 Dissolution. The Company shall be dissolved and its affairs wound up, upon the first to occur of any of the following events (each of which shall constitute a Dissolution Event):

      (a) the expiration of the Term of the Agreement, unless the Company is continued with the consent of all of the Members:

      (b) the unanimous written consent of all of the Members;

      (c) the Dissociation of any Member, unless at the time of such Dissociation there are at least two remaining Members and the Company is continued with the consent of all of the remaining Members within 90 days after such Dissociation;

      (d) the failure of the Management Board to agree upon an annual budget for presentation to the Members; and

      (e) when there is but one Member.

      16.2 Effect of Dissolution. Upon dissolution, the Company shall not be terminated and shall continue until the winding up of the affairs of the Company is completed and a certificate of dissolution has been issued by the Secretary of State of the State of New York.

      16.3 Distribution of Assets on Dissolution. Upon the winding up of the Company, the Members acting together or such Person(s) designated by all of the Members shall take full account of the assets and liabilities of the Company, shall liquidate the assets (unless the Management Board determines that a distribution of any Company Property in-kind would be more advantageous to the Members than the sale thereof) as promptly as is consistent with obtaining the fair value thereof, and shall apply and distribute the proceeds therefrom in the following order:

      (a) first, to creditors, including Members who are creditors, to the extent permitted by law, in satisfaction of liabilities of the Company, whether by payment or by establishment of adequate reserves ("Reserves"), other than liabilities for distributions to Members and former Members described in Section 16.3(b) hereof; provided, that such Reserves may be paid over by the Members to an escrow agent or trustee selected by the Members to be disbursed by such escrow agent or trustee in payment of any of the aforementioned obligations or contingencies and, if any balance remains at the expiration of such period as the Members shall deem advisable, shall be distributed by such escrow agent or trustee in the manner hereinafter provided;

      (b) second, to Members and former Members in satisfaction of liabilities for distributions to such Members and former Members (i) pursuant to Article 11 and (ii) upon withdrawal of such Members of former Members; and

      (c) then, to the Members in accordance with positive Capital Account balances taking into account all Capital Account adjustments for the Company's taxable year in which the liquidation occurs. Liquidation proceeds shall be paid within 60 days of the end of the Company's taxable year in which the liquidation occurs. Such Distributions shall be in cash or Property (which need not be distributed proportionately) or partly in both, as determined by the Members.

      If at the time of liquidation the Management Board shall determine that an immediate sale of some or all Company Property would cause undue loss to the Members, the Management Board may, in order to avoid such loss, defer liquidation.

      16.4 Winding Up and Filing Articles of Dissolution. Upon the commencement of the winding up of the Company, articles of dissolution shall be delivered by the Company to the Secretary of State of New York for filing. The articles of dissolution shall set forth the information required by the Act. The winding up of the Company shall be completed when all debts. liabilities, and obligations of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining Property of the Company has been distributed to the Members.

                                   ARTICLE 17
                                   ARBITRATION

      Any and all disputes arising out of or relating to this Agreement shall be settled through final and binding arbitration before a panel of three arbitrators selected by the American Arbitration Association (the "AAA") in accordance with the Commercial Arbitration Rules of the AAA. The choice of arbitrators by the AAA shall be binding on the Members. The arbitration shall be held in such place in the New York City metropolitan area as may be agreed upon by the arbitrators, and shall be conducted in accordance with the Commercial Arbitration Rules then existing of the American Arbitration Association. The arbitrators shall have the authority to order or award all appropriate equitable and legal relief. Judgment upon the written award rendered by the arbitrators, which award shall describe the substantive and legal basis for the decision reached by the arbitrators, may be entered in any court having jurisdiction thereof. All costs and expenses incurred in connection with any such arbitration proceeding shall be borne by the party against which the decision is rendered, or, if no decision is rendered or if such decision is a compromise. shall be borne equally by the parties hereto.

                                   ARTICLE 18
                    ACTIONS TAKEN TO EFFECT A PUBLIC OFFERING

      In the event that the Management Board, in its sole and absolute discretion, determines to undertake an initial public offering ("IPO") of the Company's securities, and, in connection therewith, believes, in good faith, that it is necessary or advisable to reconstitute or reorganize the Company in the form of a corporation for purposes of effecting such IPO, then, in such event, the Management Board shall be entitled, and is hereby fully authorized and empowered, subject to the provisions of Section 9.5, to cause a transfer or conveyance of all or substantially all of the assets of the Company to, or otherwise to cause a merger or consolidation of the Company with and into, a newly formed corporation ("Newco"), and each Member by such Member's admission as a Member irrevocably and unconditionally agrees and consents (without the necessity for any additional corporate or Member action) to the foregoing (the time at which any such transfer, conveyance, merger or consolidation is consummated or becomes effective being hereafter referred to as the "Incorporation Time"). In connection therewith, each Member by such Member's admission as a Member irrevocably and unconditionally agrees (without the necessity for any additional corporate or Member action) to take any and all action reasonably necessary or advisable, in the good faith determination of the Management Board, to effect the intent of the foregoing, including, without limitation (but subject to the extent applicable Section 9.5), transferring, exchanging or otherwise disposing of its Membership Interests to Newco in consideration of capital stock in Newco representing an equivalent ownership interest in Newco (in the event of any such transfer, exchange or other disposition of Interests to Newco, the form of capital stock to be received by each of the Members shall be identical in all respects). The members of the Management Board at the Incorporation Time shall be the initial directors of Newco.

                                   ARTICLE 19
                                  MISCELLANEOUS

      19.1 Headings. All Article and section headings in the Agreement are for convenience of reference only and are not intended to qualify the meaning of any Article or section.

      19.2 Entire Agreement. This Agreement together with the schedules and appendices attached hereto constitutes the entire agreement between the parties and supersedes any prior agreement or understanding between them respecting the subject matter of this Agreement.

      19.3 Binding Agreement. The Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their successors, heirs, legatees, assigns, legal representatives, executors and administrators, except as otherwise provided herein.

      19.4 Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby. If the operation of any provision of this Agreement would contravene the provisions of the Act, such provision shall be void and ineffectual.

      19.5 Counterparts. The Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all the parties hereto, even though all parties are not signatory to the original or the same counterpart. Any counterpart of either the Agreement shall for all purposes be deemed a fully executed instrument.

      19.6 Amendment. This Agreement may be amended only with the consent of the holders of a majority of the Percentage Interests; provided, however, that no such amendment which materially and adversely affects the method of maintaining the Capital Accounts of any Member shall be effective against such Member if such Member has not consented thereto.

      19.7 Further Assurances. The parties agree to execute and deliver any further instruments or documents and perform any additional acts which are or may become necessary to effectuate and carry on the Company created by this Agreement.

      19.8 Governing Law. The Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard for the principles of conflict of laws thereof.

      19.9 No Membership Intended for Non-tax Purposes. The Members have formed the Company under the Act, and expressly do not intend hereby to form a partnership for non-tax purposes, either general or limited, under the New York Partnership Law. The Members do not intend to be partners one to another, or partners as to any third party. To the extent any Member, by word or action, represents to another person that any Member is a partner or that the Company is a partnership, the Member making such wrongful representation shall be liable to any other Members who incur personal liability by reason of such wrongful representation.

      19.10 No Rights of Creditors and Third Parties under Agreement. The Agreement is entered into among the Company and the Members for the exclusive benefit of the Company, its Members, and their successors and assignees. The Agreement is expressly not intended for the benefit of any creditor of the Company or any other Person. Except and only to the extent provided by applicable statute, no such creditor or any third party shall have any rights under the Agreement or any agreement between the Company and any Member with respect to any Capital Contribution or otherwise.

      19.11 Authority to Execute Documents. During the term of the Company and (to the extent a Management Board remains) during any additional period authorized in accordance with this Agreement to dissolve, liquidate and wind up the affairs of the Company, each of the Members hereby irrevocably designates and appoints the Management Board, and any successors of such Management Board, and any duly appointed agent of such Management Board, with full power of substitution, to be each such Member's true and lawful attorney-in-fact with the power from time to time in the name, place, and stead of the Member to do any ministerial act necessary to qualify the Company to do business under the laws of any jurisdiction in which it is necessary to file any instrument in writing in connection with such qualification, and to make, execute, swear to and acknowledge, amend, file, record, deliver and publish in conformance with the provisions of this Agreement (i) the Articles of Organization, (ii) a counterpart of this Agreement or of any amendment hereto for the purpose of filing or recording such counterpart in any jurisdiction in which the Company may own property or transact business, (iii) all certificates and other instruments necessary to qualify or continue the Company as a limited liability company in New York or in any jurisdiction where the Company may own property or be doing business, (iv) any fictitious or assumed name certificate required or permitted to be filed by or on behalf of the Company, (v) any other instrument that is now or may hereafter be required by law to be filed for or on behalf of the Company, (vi) any other instruments or documents that the Management Board deems necessary to conduct the operation of the Company; provided, that, such instrument or document is not inconsistent with the terms of this Agreement in effect at that time, (vii) any amendment to this Agreement pursuant to Section 19.6 hereof and
(viii) a certificate or other instrument evidencing the dissolution or termination of the Company when such shall be appropriate in each jurisdiction in which the Company shall own property or do business.

      19.12 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

      (b) accounting terms not otherwise defined herein have the meanings given to them in the United States in accordance with generally accepted accounting principles;

      (c) references herein to "Sections","paragraphs", and other subdivisions without reference to a document are to designate Sections, paragraphs and other subdivisions of this Agreement;

      (d) a reference to a paragraph without further reference to a Section is a reference to such paragraph as contained in the same Section in which the reference appears, and this rule shall also apply to other subdivisions;

      (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

      (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Operating Agreement as of the Effective Date.

Class A Members


SMFS, INC.

By: /s/ [Illegible]
   ------------------------------


LTJ GROUP INC.

By: /s/ [Illegible]
   ------------------------------


LPS CONSULTANTS, INC.

By: /s/ [Illegible]
   ------------------------------


Class B Member

NATIONAL FIBER NETWORK INC.


By: /s/ [Illegible]
   ------------------------------

                                   SCHEDULE A

                                 CLASS A MEMBERS

                                Initial
                                Capital               Percentage
Name and Address                Contribution          Interest
----------------                ------------          ----------

SMFS Inc.                       _____________           _____%
_______________________         _____________
_______________________         _____________

LTJ Group Inc.                  _____________           _____%
_______________________         _____________
_______________________         _____________


LPS Consultants, Inc.           _____________           _____%
_______________________         _____________
_______________________         _____________

         Total                        $90,000              90%
         -----                                             ===


Tax Matters Member              SMFS, Inc.


                             CLASS B MEMBERS

NFN, Inc.                             $10,000              10%
                                                           ===


                                       31